Pacer BlueStar Digital Entertainment ETF
Schedule of Investments
January 31, 2023 (Unaudited)
	Shares	Value
COMMON STOCKS - 96.1%
Communication Services - 37.4%
Activision Blizzard, Inc.	330	$25,268
Better Collective A/S (a)	291	4,347
Bilibili, Inc. - ADR (a)	410	10,250
Capcom Co. Ltd.	287	9,269
Catena Media PLC (a)	1,688	4,450
Electronic Arts, Inc.	141	18,144
Embracer Group AB - Class A (a)	1,788	8,290
Kingsoft Corp. Ltd.	2,514	9,237
Konami Group Corp.	181	8,866
NetEase, Inc. - ADR	250	22,153
Nexon Co. Ltd.	446	10,717
Nintendo Co. Ltd.	496	21,454
ROBLOX Corp. - Class A (a)	380	14,140
Sea Ltd. - ADR (a)	234	15,081
Skillz, Inc. (a)	5,120	4,093
Square Enix Holdings Co. Ltd.	180	8,485
Take-Two Interactive Software, Inc. (a)	122	13,814
Tencent Holdings Ltd.	1,228	59,876
Ubisoft Entertainment SA (a)	280	5,756
		273,690
Consumer Discretionary - 51.7%
888 Holdings PLC (a)	4,663	4,130
Aristocrat Leisure Ltd.	436	10,433
Bally's Corp. (a)	303	6,021
Bandai Namco Holdings, Inc.	149	9,918
Betmakers Technology Group Ltd. (a)	20,123	3,190
Betsson AB - Class B	998	8,253
DraftKings, Inc. (a)	2,188	32,798
Entain PLC	2,399	43,962
Everi Holdings, Inc. (a)	575	9,988
Evolution AB (b)	520	58,120
Flutter Entertainment PLC (a)	372	57,491
GameStop Corp. (a)	408	8,923
Jumbo Interactive Ltd.	640	7,022
Kambi Group PLC (a)	305	5,469
Kindred Group PLC	1,243	12,478
La Francaise des Jeux SAEM (b)	753	32,098
Meituan - Class B (a)(b)	123	2,735
NEOGAMES SA (a)	326	4,205
OPAP SA	1,081	16,178
Playtech PLC (a)	2,211	15,379
PointsBet Holdings Ltd. (a)	3,740	3,690
Rank Group Plc (a)	3,221	3,589
Rush Street Interactive, Inc. (a)	1,118	4,796
Sportradar Holding AG (a)	709	8,898
Super Group SGHC Ltd. (a)	1,340	4,489
Zeal Network SE	149	4,887
		379,140
Information Technology - 7.0%
Advanced Micro Devices, Inc. (a)	255	19,163
NVIDIA Corp.	111	21,686
Unity Software, Inc. (a)	298	10,585
		51,434
TOTAL COMMON STOCKS (Cost $763,860)		704,264

EXCHANGE TRADED FUNDS - 3.7%
iShares MSCI Poland ETF	536	8,973
iShares MSCI South Korea ETF	152	9,647
iShares MSCI Taiwan ETF	204	9,141
TOTAL EXCHANGE TRADED FUNDS (Cost $24,353)		27,761

WARRANTS - 0.0% (d)
Consumer Discretionary - 0.0% (d)
PointsBet Holdings Ltd. (a)(c)	252	–
TOTAL WARRANTS (Cost $0)		–

	Principal Amount
SHORT-TERM INVESTMENTS - 0.2%
MONEY MARKET DEPOSIT ACCOUNTS - 0.2%
U.S. Bank Money Market Deposit Account 3.300% (e)	$1,175	1,175
TOTAL SHORT-TERM INVESTMENTS (Cost $1,175)		1,175

Total Investments (Cost $789,388) - 100.0%		733,200
Liabilities in Excess of Other Assets - 0.0% (d)		(338)
TOTAL NET ASSETS - 100.0%		$732,862

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)
Security exempt from registration under Rule 144(a) and Regulation S of the the Securities Act of 1933. Such securities according to the Fund's liquidity guidelines.
At January 31, 2023, the market value of these securities total $92,953, which represents 12.7% of net assets.

(c)	Value determined using significant unobservable inputs.
(d)	Less than 0.05%.
(e)	The rate shown is as of January 31, 2023.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC ("S&P").  GICS® is a service mark of MSCI, Inc. and S&P and has been licensed for use by the Fund's Administrator, U.S. Bancorp Fund Services, LLC.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or they may be defined by Fund management. This definition does not apply for all purposes of this report, which may combine sub-classifications for reporting ease.

Summary of Fair Value Disclosure at January 31, 2023 (Unaudited)

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The financial statements have been prepared in conformity with accounting principals generally accepted in the United States of America (“GAAP”). The Funds are investment companies that follow the accounting and reporting guidelines of Accounting Standards Codification Topic 946 applicable to investment companies.

Securities, including master limited partnerships ("MLPs"), listed on a securities exchange, market or automated quotation system for which quotations are readily available, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, except for securities listed on Nasdaq Global Market (“Nasdaq”). If, on a particular day, there is no such reported sale, then the most recent quoted bid price will be used. For securities traded on Nasdaq, the Nasdaq Official Closing Price (“NOCP”) will be used. If a Fund holds foreign shares of a security for which there is no reported volume, and there is an actively trading local version of the security, the last quoted sale price of the local security shall be used. Prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate.

Investments in other open-end investment companies, including money market funds, are valued at the investment company’s net asset value per share, with the exception of exchange-traded open-end investment companies, which are priced as equity securities described above.

Fixed-income securities are normally valued on the basis of quotes obtained from independent pricing services in accordance with procedures adopted by the Board of Trustees. The independent pricing services may employ methodologies that utilize market transactions (if the security is actively traded), broker-dealer supplied valuations, or matrix pricing. Short-term securities that have maturities of less than 60 days, at the time of purchase, are valued at amortized cost, which, when combined with accrued interest, approximates market value.

Options on securities that are listed on an exchange shall be valued at the sale price on such exchange (or any other exchange on which such options are listed) having the trade closest to the close of the New York Stock Exchange (“NYSE”) on the day of valuation or, if there was no sale on any of the applicable options exchanges on such day, at the mean between the highest bid and lowest ask price on any of such exchanges on such day closest to the close of the NYSE on such day. On the last trading day prior to expiration, expiring options may be priced at intrinsic value.

Foreign currency forward contracts are valued at the current day’s interpolated foreign exchange rate, as calculated using the current day’s spot rate, and the twenty, sixty, ninety, and one-hundred eighty day forward rates provided by an independent source.

Futures contracts are valued at the settlement price on the exchange on which they are principally traded.

Units of Mount Vernon Liquid Assets Portfolio are not traded on an exchange and are valued at the investment company’s NAV per share as provided by its administrator.

Deposit accounts are valued at acquisition cost, which approximates fair value.

The Trust's Valuation Procedures provide for the designation of the Adviser as "Valuation Designee". If no quotation is available from either a pricing service, or one or more brokers or there is reason to question the reliability or accuracy of a quotation supplied, securities are valued at fair value as determined in good faith, by the Valuation Designee pursuant to procedures established by the Funds' Board of Trustees (the "Board").

As described above, the Funds utilize various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuations methods. The three levels of inputs are:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund's investments as of January 31, 2023:

Description^	Level 1	Level 2	Level 3	Investments Measured at Net Asset Value	Total
Common Stocks	$ 704,264	$ -	$ -	$ -	$ 704,264
Exchange Traded Funds	27,761	-	-	-	$ 27,761
Warrants	-	-	-	-	$ -
Short-Term Investments	1,175	-	-	-	$ 1,175
Total Investments in Securities	$ 733,200	$ -	$ -	$ -	$ 733,200
^ See the Schedules of Investments for industry breakouts.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

ODDS(a)	Balance as of 10/31/2022	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)	Purchases	Sales	Corporate Action	Transfers Out of Level 3	Transfers Into Level 3	Balance as of 1/31/2023
Warrants	$0	$-	$-	$-	$-	$-	$-	$-	$0

The following is a summary of quantitative information about Level 3 Fair Value Measurements:
	Fair Value as of 1/31/2023	Valuation Techniques	Unobservable Input	Impact to Valuation From an Increase to Input
Warrants	$0	Corporate Action	None	$0.00

(a) Table presents information for one security, which has been valued at $0.00 AUD throughout the period.